UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2006

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 9, 2006, Tanger Factory Outlet Centers, Inc. (the “Company”) expects to file a registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”) as a well-known seasoned issuer where we will be able to register unspecified amounts of different classes of securities. In connection with the filing of such registration statement on Form S-3 and for the sole purpose of meeting SEC reporting requirements with respect to such registration statement, we are filing this Current Report on Form 8-K to set forth audited consolidated financial statements for the years ended December 31, 2005, 2004 and 2003, amended to reflect the reclassification of the results of operations for one property sold during the three month period ended March 31, 2006, from continuing operations to discontinued operations for all years presented.

We are amending our audited consolidated financial statements for the years ended December 31, 2005, 2004 and 2003 due to certain provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“FAS 144”) that require us to report the results of operations of properties disposed of or classified as held for sale in which we have no significant continuing involvement in discontinued operations for all periods presented. The effect of the reclassifications represents the following decreases in our previously reported income from continuing operations for the years ended December 31, 2005, 2004 and 2003 respectively:

2005	2004	2003
$1,831,000	$683,000	$470,000

As a result of the above, Notes 6, 12, and 19 to the consolidated financial statements for the three years ended December 31, 2005 have been updated. Note 20 has been added to the consolidated financial statements. There is no effect on our previously reported net income, financial condition or cash flows. In addition, we have provided herein an updated table of selected financial data and management’s discussion and analysis of financial condition, which we believe may be helpful to the investor in reviewing these amended financial statements.

Except as described above, the information presented in this Current Report on Form 8-K does not included any adjustments or updates to any information presented in our consolidated financial statements or elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Selected Company Financial and Other Data as of and for the years ended December 31, 2005, 2004, 2003, 2002 and 2001
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2005
99.3	Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2006

TANGER FACTORY OUTLET CENTERS, INC.

By:      /s/ Frank C. Marchisello, Jr.
    Frank C. Marchisello, Jr.
            Executive Vice President, Chief Financial Officer